UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2020

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2020, the Company entered into a Second Amendment to the Forbearance Agreement (the “Amended Forbearance Agreement”) with the Lenders. Pursuant to the terms of the Amended Forbearance Agreement, the Company and Lenders agreed to modify certain terms of the A/R Credit Agreement and Forbearance Agreement and extend the Forbearance Agreement through September 30, 2020. The modifications include (1) a minimum liquidity of not less than $5,000,000, measured twice monthly, (2) a change of interest rate to LIBOR plus 700 basis points for all outstanding loans, (3) forbear compliance with the leverage covenant and fixed charge covenant through September 30, 2020, (4) implementation of a capital expenditure spend limit of $3,000,000 from January 1, 2020 through September 30, 2020, and (5) a minimum year-to-date earnings before income tax, depreciation and amortization of not less then $5,000,000, through July 31, 2020 and August 31, 2020.

The Amended Forbearance Agreement provides that the Administrative Agent and Lenders shall forbear from the exercise of rights and remedies pursuant to the Loan Documents described in the Credit Agreement through September 30, 2020, as long as the Company satisfies the conditions set forth in the Amended Forbearance Agreement, including, (i) on or before July 15, 2020, the borrowers shall have obtained an executed term sheet from involved parties and/or lenders providing the basis for implementation of a new capital structure and defined due diligence parameters, and (ii) on or before September 30, 2020, the borrowers shall have closed on a new capital structure.

The foregoing description is qualified in its entirety by reference to the Second Amendment to Forbearance Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained above under Item 1.01 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Forbearance Amendment, dated May 29, 2020, by and among the Borrowers, the Guarantors, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.
June 2, 2020	By:	/s/ John P. Zimmer

Name: John P. Zimmer
Title: Vice President, Treasurer, Secretary and Chief Financial Officer